UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): June 13, 2005


                              CNB Bancorp, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          New York                      000-17501              14-1709485
----------------------------          ------------         -------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)        Identification No.)


12-24 North Main Street, Gloversville, New York                   12078
-----------------------------------------------                 ----------
    (Address of principal executive office)                     (Zip Code)


      Registrant's telephone number, including area code: (518) 773-7911




                                     N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2005, CNB Bancorp, Inc. ("CNB") and NBT Bancorp, Inc. ("NBT") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which NBT has agreed to acquire CNB by way of a the merger of CNB with and into NBT, with NBT as the surviving corporation (the "Merger"). Following the Merger, the wholly-owned commercial bank subsidiary of CNB, City National Bank and Trust Company, will be merged with and into the wholly-owned commercial Bank subsidiary of NBT, NBT Bank, N.A.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, at the effective time of the Merger, CNB shareholders will be given the opportunity to elect to receive either $38.00 in cash or 1.64 shares of NBT common stock for each share of CNB common stock, subject to election and proration procedures that provide, among other things, that the aggregate consideration will be 55% stock and 45% cash. As part of the transaction, all outstanding CNB stock options at the effective time of the Merger that qualify as incentive stock options will be converted into incentive stock options for the purchase of NBT common shares. Holders of outstanding nonqualified CNB stock options at the effective time of the Merger will be entitled to receive a cash payment for their nonqualified stock options as provided under the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants of CNB and NBT, including, among others, CNB's covenant to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain transactions during such period. In addition, CNB has agreed, subject to certain exceptions, to hold a special meeting of its shareholders to consider approval of the Merger and the other transactions contemplated by the Merger Agreement. CNB has also agreed not to solicit proposals relating to competing business combination transactions or, subject to certain exceptions and conditions, to provide confidential information in connection with any proposals for competing business combination transactions.

The merger is subject to regulatory approvals as well as approval by CNB's shareholders and is expected to close in the fourth quarter of 2005. The completion of the Merger is subject to various customary closing conditions, including obtaining the approval of CNB's shareholders, regulatory approval, effectiveness of a Form S-4 registration statement to be filed by NBT and accuracy of representations and warranties set forth in the Merger Agreement. The Merger Agreement contains certain termination rights for both CNB and NBT, and further provides that, upon termination of the Merger Agreement upon specified circumstances, CNB may be obligated to pay a termination fee of $4.5 million to NBT.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2 and is incorporated herein by reference.

In connection with the execution of the Merger Agreement, certain executive officers and all of the directors of CNB have agreed to enter into voting agreements, pursuant to which they have each agreed to vote their CNB common shares in favor of matters required for consummation of the Merger. The voting agreements terminate upon certain events as described therein, including in the event the Merger Agreement is terminated. The form of voting agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

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

In connection with the execution of the Merger Agreement, City
National Bank and Trust Company and NBT Bank, N.A. entered into an Agreement and General Release with William N. Smith, CNB's Chairman, President and Chief Executive Officer; and George Morgan, CNB's Executive Vice President and Chief Financial Officer. Each Agreement and General Release provides for the termination of certain compensatory arrangements with respect to Messrs. Smith and Morgan, a consulting arrangement, noncompetition and confidentiality agreement, and a general waiver and release of claims, in exchange for payments of certain amounts to Messrs. Smith and Morgan at the closing of the Merger. Copies of the Agreement and General Release with each of Messrs. Smith and Morgan are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

On June 14, 2005, CNB and NBT issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is filed as Exhibit 99 to this Current Report.


Forward-Looking Statements

     Certain matters discussed in this Current Report or in the information filed or furnished with this Current Report are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "believes," "anticipates" or "expects," or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, among others, NBT's ability to complete the merger in a timely manner or at all, the failure of CNB's shareholders to approve the merger, the risk that the business of CNB will not be integrated successfully into NBT, the risk that the cost savings from the merger may not be fully realized or may take longer to realize than expected, and other factors discussed in the filings of NBT and CNB with the Securities and Exchange Commission (the "SEC"). Investors should consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

     The proposed transactions will be submitted to shareholders of CNB for their consideration. NBT and CNB will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). CNB STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. YOU WILL BE ABLE TO OBTAIN A FREE COPY OF THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT NBT AND CNB, AT THE SEC'S INTERNET SITE (HTTP://WWW.SEC.GOV).

     Copies of the joint proxy statement/prospectus can be obtained, when available and without charge, by directing a request to NBT Bancorp Inc., 52 South Broad Street, P.O. Box 351, Norwich, NY 13815, Attn: Michael J. Chewens, 607-337-6520 or CNB Bancorp, Inc., 10-24 North Main Street, P.O. Box 873, Gloversville, N.Y. 12078, Attn: George Morgan.

     CNB and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CNB in connection with the acquisition. Information about the directors and executive officers of CNB and their ownership of CNB common stock is set forth in the proxy statement, for CNB's annual meeting of stockholders held on April 19, 2005, as filed with the SEC on a Schedule 14A on March 17, 2005. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being filed herewith:

                (2) Agreement and Plan of Merger, dated June 13, 2005, between CNB Bancorp, Inc. and NBT Bancorp, Inc.

               (10.1) Form of Voting Agreement.

               (10.2) Agreement and General Release with William N. Smith

               (10.3) Agreement and General Release with George Morgan

               (99) Joint Press Release of CNB Bancorp, Inc. and NBT Bancorp, Inc., dated June 14, 2005.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CNB Bancorp, Inc.


Date: June 14, 2005


                                              By: /s/ George A. Morgan
                                                  ____________________________
                                                  George A. Morgan
                                                  Executive Vice President and
                                                  Chief Financial Officer

                 Exhibit Index to Current Report on Form 8-K

Exhibit
Number
-------

 (2) Agreement and Plan of Merger, dated June 13, 2005, between CNB Bancorp, Inc. and NBT Bancorp, Inc.

(10.1) Form of Voting Agreement.

(10.2) Agreement and General Release with William N. Smith

(10.3) Agreement and General Release with George Morgan

(99)   Joint Press Release of CNB Bancorp, Inc. and
       NBT Bancorp, Inc., dated June 14, 2005.

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